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                                                                EXHIBIT 10.32



                         LEHMAN BROTHERS HOLDINGS, INC.
                                200 Vesey Street
                               New York, NY 10285


                                 July 16, 1996


Mr. Barry Sternlicht
Chairman and Chief Executive Officer
Starwood Lodging Trust
11845 West Olympic Boulevard
Suite 550
Los Angeles, CA 90064


        RE: SLT REALTY LIMITED PARTNERSHIP

Dear Barry:

        We hereby agree to extend the maturity of the Mortgage Loan Funding Facility in the amount of approximately $71 million, dated July 25, 1995 and as amended October 1995, due January 1997 for a six month period, to July 1997, upon terms and conditions to be documented at a later date.





                                        Sincerely,



                                        LEHMAN BROTHERS HOLDINGS, INC.

                                        By /s/ Michael Mazz
                                           ---------------------------

                                        Its    Managing Director
                                            --------------------------